Supplement dated January 1, 2002 to Mosaic Equity Trust Prospectus and Statement of Additional Information dated May 1, 2001
(Mosaic Balanced, Mid-Cap Growth and Foresight Funds)

Effective today, the Mosaic Mid-Cap Growth Fund series of the Trust will be known simply as the Mosaic Mid-Cap Fund.

In addition, the Mid-Cap Fund's strategy of investing in mid-cap companies is clarified to state that the fund invests at least 80% of its net assets in the common stock of mid-cap companies at time of purchase.  Mid-cap companies are defined as those with a market capitalization greater than $500 million but not exceeding the largest company in the Russell Mid-cap Index.  With this in mind, our intention is that the core of securities held will fall within the $1 - $10 billion range at time of purchase. We will provide shareholders at least 60 days notice before this policy can change.

Finally, references to Firstar Bank, NA (the custodian) and Firstar Mutual Fund Services, LLC (the transfer agent) in the prospectus and Mosaic’s Guide to Doing Business shall now refer to US Bank, NA and US Bancorp Fund Services, LLC, respectively.

Supplement dated January 1, 2002 to
Mosaic Equity Trust (Investors Fund) Prospectus and Statement of Additional Information dated May 1, 2001

References to Firstar Bank, NA (the custodian) and Firstar Mutual Fund Services, LLC (the transfer agent) in the prospectus and Mosaic’s Guide to Doing Business shall now refer to US Bank, NA and US Bancorp Fund Services, LLC, respectively.